GLOBAL ENVIRONMENTAL CORP.

                                MANAGEMENT LETTER
                                OCTOBER 31, 1997

Board of  Directors
Global Environmental Corp.
Hagerstown, Maryland


Gentlemen:

        As part of our audit of your 1997 consolidated financial statements, we are pleased to provide you with these comments to help improve your internal controls and the efficiency and profitability of Global Environmental Corp. and Subsidiary.

        We have divided our comments and suggestions into two categories:

                  I.        Reportable Conditions;
                  II.       Other comments.

        Appendix I includes certain additional information regarding these comments related to the internal controls.

        We note that many of the comments represent reportable conditions which have previously been communicated to the Company and which may have been attributable to the Company's previous CFO, Mr. Clarke. Certain such conditions may have been ameliorated since October 31, 1997. However, it is important that these matters be communicated so that they may be addressed completely and as soon as possible.

        We sincerely appreciate the courtesy and cooperation the Company's officers and employees extended to us during the audit. We will be pleased to discuss our recommendations at your convenience and assist in implementing them, as necessary.







November 1998

I.        REPORTABLE CONDITIONS

General Ledger and Account Reconciliation

         During our audit, we noted numerous general ledger accounts (for example, cash, fixed assets, accruals, intercompany accounts, etc.) had not been reviewed or analyzed during the year. This resulted in material errors in the accounting records, year-end adjustments and numerous delays in completing the annual audit. Many of these errors were not detected during the year because accounts were not reconciled and analyzed on a timely basis. The failure to analyze and reconcile accounts each month causes delay in closing the accounting records, inaccurate monthly financial statements and possibly, inaccurate quarterly filings by the Company on Form 10-Q. We recommend that all significant general ledger accounts be reviewed monthly. Management should develop a priority list for each month's closing and assign responsibilities to the appropriate employees. This will strengthen the monthly financial reporting and provide timely and accurate financial results. In addition, the Company's CFO should review and approve all account reconciliations on a monthly basis.

Regulatory Filings

         The Company's failure to review, analyze and reconcile various general ledger accounts during the year as described above, resulted in a substantial delay in the Company's year-end closing and preparation of financial statements. Consequently, the Company was unable to meet its deadline or extension for filing its financial statements with the Securities and Exchange Commission. We strongly recommend that the Company strengthen its monthly financial reporting in order to ensure that a late filing does not occur in the future. The Company should consider hiring additional accounting personnel to assist in this process.

Cash

         We noted during our cash procedures that bank reconciliations were not being prepared on a timely basis and were also being prepared incorrectly. This situation resulted in year-end adjustments and delays in closing. Accurate and timely preparation of bank reconciliations are essential so that bank errors and any potential misuse of funds is discovered and correctly expediently. Accurate cash balances also aid in cash flow management. We recommend that bank reconciliations for all bank accounts be prepared monthly, reconciled to the general ledger and reviewed by Management. In addition, we noted checks with only one signature whereas the Company policy required two signatures. We recommend the Company follow its policies and also inform its Bank as to its policy.

         At October 31, 1997, we noted the Company was holding significant amounts of written checks ("held checks"), some dating back to 1996. Although some of the year-end held checks were subsequently released, a number of such checks were still held into 1998. Held checks could result in inaccurate accounts payable listings, risk of checks being lost, misplaced or accidentally issued and inaccurate cash balances. We recommend that checks be prepared only when Management plans on issuing such checks.

I.        REPORTABLE CONDITIONS

                          We also noted the following:

               checks were written out of sequence;
               old, outstanding checks were not always written off/investigated/voided periodically;
               certain monthly bank statements could not be located;
               two bank accounts with cash balances were inactive for a lengthy period of time (although balances were less than $10,000 and no bank service charges were incurred, such cash could have been used to pay bills);
               more than one bank accounts' activity being recorded in the same general ledger account (makes reconciliation process difficult);

         We strongly recommend that the Company strengthen internal controls over the cash function.

Segregation of Duties

         Effective internal controls should include segregation of duties among employees so that a system of checks and balances is established. We realize that is difficult to segregate duties where there is a limited number of employees. However, Management should be aware that whenever a limited number of employees control the accounting function, the system is far more susceptible to errors, either intentional or unintentional, not being discovered, and creates a security risk for the system.

         We recommend the Company segregate duties to strengthen control over financial reporting. Specifically, the Company's CFO has check signing authority, is responsible for the general ledger, at times prepares the monthly bank reconciliations and prepares the monthly and quarterly financial statements for inclusion in the parent Company's consolidated Forms 10-K and 10-Q. At a minimum, someone independent of the CFO function should prepare the bank reconciliations. The CFO should be responsible for reviewing the bank reconciliations.

Payroll

         One individual is responsible for substantially all phases of the payroll process (accumulating and entering time cards, calling in information to Payfirst [including pay rate changes and adding new employees], entering information into the general ledger and distributing paychecks).
         We recommend that the Company consider segregating duties to the extent practical and/or providing the appropriate level of management oversight. At a minimum, the Company should consider:

               having a different employee distribute paychecks having management directly receive from Payfirst, the payroll summary and paychecks and review such for appropriateness and reasonableness obtaining a "report on review of policies and procedures placed in operations" from Payfirst describing their internal controls and any user considerations having Management compare the payroll summary with the manual summary of hours prepared by the Payroll Department for selected individuals having any changes in pay rates or adding of new employees be made (or approved) by Management.

Accounts Receivable

         One person is responsible for substantially all phases of the accounts receivable process (billings, cash receipts, collections, monthly statement mailing, write-offs, general ledger postings).
         We recommend that the Company consider segregating duties to the extent practical and/or providing the appropriate level of Management oversight. At a minimum, the Company should consider:

               having someone independent of the accounts receivable process generate and mail monthly statements having Management review general ledger account activity (sales, bad debt expense, returns and allowances, accounts receivable, allowance for doubtful accounts) on a monthly basis for unusual journal entries and postings

         In addition, our audit procedures resulted in a year-end adjustment to the "allowance for doubtful accounts" ("allowance") - we recommend that management review the allowance on a monthly basis for adequacy.

Computer System

         As a result of our review of the Company's computer system, we noted the following:

               There is not adequate segregation of duties with respect to the computer system, especially since the Company has access to "source code" rather than having "canned" programs;

               There is no offsite storage of backup computer tape/disks. The Company stores backup tapes/disks in its fireproof vault. Offsite storage provides security and a means of recovering lost data should an unforeseen event occur;

               There is currently no formal, written "Disaster Recovery Plan". Institution of such a Plan would include access to replacement equipment to reconstruct lost records/data necessary to continue the operations of the business with minimal interruption and delay;

         It is important that the Company institute formal policies to safeguard the data currently on the computer system and to prepare a Disaster Recovery Plan should an unforeseen event occur.

Inventory - Perpetual Reports

         Inventory quantities on the Company's perpetual inventory are entered from vendor invoices rather than from validated warehouse receiving reports. In order to ensure that the perpetual inventory records are properly updated for receipt of actual materials to be used for production, quantities on the Company's perpetual inventory should only be inputted from validated receiving reports. Maintenance of accurate inventory records will also minimize the risk of significant job cost variances.

I.        REPORTABLE CONDITIONS


Accounts Payable

         During our accounts payable testing, we noted payables were not cut-off properly at year-end; subsequent adjustments were required to provide accurate financial statements. In addition, the Company does not "voucher" all of its payables and accrued expenses on a consistent basis. We recommend that procedures be established to make sure payables are cut-off properly at interim and year-end. Proper cut-off is necessary to ensure accurate financial statements are being prepared. In addition, we recommend that management considered performing vendor reconciliations on a periodic basis for the Company's significant vendors; this will assist in strengthening the cut-off of accounts payable.
         We also noted supporting documentation for certain payments was inadequate or could not be located. We recommend that all payments be supported by formal check requests, approvals by appropriate levels of management and appropriate invoices, purchase orders and receiving reports.

Intercompany Account Reconciliations

         We noted that reconciliations of intercompany account balances are not being prepared. We recommend that the intercompany accounts be reconciled timely on a monthly basis. Reconciliations need to be performed to ensure accurate recording of all intercompany transactions. In addition, timely reconciliations will ensure an accurate consolidation process.

Board of Directors' Minutes

         During the course of our audit, we noted that the Board of Directors' approval of all equity transactions (including the issuance of stock and options) was not documented in the Board minutes. In order to ensure that a proper record of corporate Board decisions is maintained, we recommend that all critical decisions requiring Board approval (e.g., issuance of stock, issuance of debt, significant purchase commitments, etc.) be properly documented in the Board minutes.

Inventory

         The Company generally performs a physical count of its entire inventory once a year. We recommend the Company perform cycle counts throughout the year to strengthen its inventory controls and to ensure account perpetual inventory listings throughout the year.
         During our audit, we noted that the Company's year-end physical count of raw materials inventory was poorly planned and ineffectively run. In addition, quantities counted were entered incorrectly from the count tags into the accounting/inventory system (which resulted in quantities having to be completely re-entered). We recommend that more emphasis be placed on physical inventory planning and preparation, including appropriate management oversight. In addition, see the "Audit Committee Letter" for comments pertaining to the Company's work-in-process inventory.

I.        REPORTABLE CONDITIONS


Inventory (Continued)

         We noted that the individual responsible for the physical inventory count at October 31, 1997 was subsequently relieved of his duties. In addition, we noted that the October 31, 1998 physical inventory count appeared to be much better planned and executed.

Adjustments

         Monthly adjustments are generally filed together in a month-end closing binder. We noted numerous adjustments recorded without the proper documentation or support or approval. We recommend all adjustments be properly documented and supported. In addition, all adjustments should be reviewed by management and signed-off upon approval.

II.       Other Comments


Accounting Policies and Procedures Manual

         Currently, the Company does not maintain a written accounting policies and procedures manual.
         We recommend preparing a manual that defines accounting policies, procedures and internal controls. A comprehensive manual is a fundamental component of an effective control structure, accounting and financial reporting system. The lack of formal procedures results in increased risks of errors and loss or misuse of assets, inconsistent treatment of transactions and a lack of comparability of financial information. A comprehensive manual offers employees a clear picture of Company controls, accounting procedures and practices, provides the Company with a source of information that will not be lost if key personnel leave, and will be helpful in training new employees.
         This manual should include:

               An organization chart that specifics areas of responsibility and reporting lines;

               Job description;

               Levels of authority for approving transactions;

               Flowcharts and narratives of the accounting system and procedures, including the document flow from inception of a transaction to completion;

               Documents and records used in each segment of the accounting system;

               Accounting policies, especially for inventories, deferred revenues, accruals and other areas requiring judgement;

               Chart of accounts, including detailed explanations of accounts contents;

               Productive asset acquisition, retirement and depreciation guideline (including a dollar limit for capitalization);

               Accounts receivable credit and collection policies/procedures (setting up accounts, credit limits, etc.)

         We realized the preparing a comprehensive manual is costly and time-consuming. Thus, we recommend developing crucial areas first, and as time permits, other areas should be developed.

II.       Other Comments


Computer - Y2K Issue

         On January 1, 2000, information technology experts believe that many application systems will fail as a result of erroneous calculations and data integrity problems. The situation, commonly known as the year 2000 issue, will occur because many computers cannot process date information beyond December 31, 1999. That is because many application software products (both commercial and in-house developed legacy systems) were originally designed to accommodate only a two digit date position to represent the year (for example, 95 for the year
1995).
         The Company must devote the necessary resources to evaluate its systems and make them year 2000 compliant. This will ensure that the systems will be able to process date information on and after January 1, 2000.
         We understand that Management has begun the process of reviewing its computer operations (hardware, software, applications) to determine the effect of this issue.
         We recommend that you modify all applications, particularly mission-critical applications, as soon as possible, to allow for complete testing before January 1, 2000. If the Company is not year 2000 compliant by January 1, 2000, it may experience costly and significant application program failures that could prevent it from performing its normal processing activities. Depending on the extent of system failures, noncompliance may also affect the audit of the October 31, 1999 financial statements and, in extreme situations, could have catastrophic financial consequences for the Company. Also, the Company should consider implementing additional verification procedures to test the accuracy of information received from its vendors, bankers, customers, and other third party organizations with whom you exchange date-dependent information because these organizations also must become year 2000 compliant. The Company should satisfy itself that vendors, customers and other third party organizations will not experience problems relating to the Year 2000 Issue that could affect the Company's sales or purchases.

Joint Venture Activity

         We noted that a loan exists between Global and its joint venture partner Cadema Corporation; however, there is no documentation to support this transaction. We suggest that a formal agreement and a signed note be prepared to document all terms and obligations application to Global with respect to this loan. Although activity related to the joint venture has not been significant, we recommend that any activity be recorded timely in order to ensure accurate financial reporting on an ongoing basis.

Purchase Order

         A copy of purchase orders is forwarded to the Receiving Department for matching to the receipt of materials. The purchase order, however, includes the "cost" of the item. We recommend that the receiving department copy of the Purchase Order block out the cost of the item.

II.       Other Comments


Property and Equipment - Physical Inventory

         Currently, a physical inventory of property and equipment is not taken on a periodic basis to identify that items exist and agree with those reported in the accounting records.
         We recommend that a physical inventory be taken on an annual basis and compared to the detail recorded in the fixed asset records. This procedure will improve control over these items, identify obsolescence and help assure that adequate insurance is in place. In addition, tagging the assets with permanent metal identification plates or other similar means will increase the efficient of the inventory process as well as aid in recovery in the event of theft or loss.

What We Did

         In our audit of Global Environmental Corp. and Subsidiary's 1997 financial statements, we considered its internal controls. We did this to help us plan and perform our audit, not to provide assurance on the internal controls. Our consideration of the internal controls might not disclose all deficiencies in the internal controls. Accordingly, we do not express an opinion on the internal controls of Global Environmental Corp. and Subsidiary.

What We Report

         We report certain matters involving the internal controls and its operations that we consider to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to our attention relating to significant deficiencies in the design or operation of the internal controls that, in our judgement, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements.

Inherent Limitations in Internal Controls

         The Management of Global Environment Corp. and Subsidiary is responsible for establishing and maintaining internal controls. In fulfilling this responsibility, estimates and judgement are required to assess the benefits and related costs of control procedures. The objective of internal controls are to provide reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with Management's authorization and recorded properly to permit preparation of financial statements in accordance with generally accepted accounting principles. Because of inherent limitations in internal controls, errors or irregularities might occur and not be detected. Also, projection of any evaluation of the internal controls to future periods is subject to the risk that procedures might become inadequate because of changes in conditions or that the degree of compliance with the procedures might deteriorate.

Distribution of This Report

         This report is intended solely for the Board of Directors and Management of Global Environmental Corp. and Subsidiary.

Foreign Corrupt Practices Act

         Our comments about the Company's internal controls are not an opinion about compliance with the Foreign Corrupt Practices Act (the "Act"). The Act does not contain specific compliance criteria. The legal standards for determining compliance might involve different criteria and considerations from those we applied in our audit.

                           GLOBAL ENVIRONMENTAL CORP.

                                MANAGEMENT LETTER
                                OCTOBER 31, 1998

Board of  Directors
Global Environmental Corp.
Hagerstown, Maryland


Gentlemen:

         As part of our audit of your 1998 consolidated financial statements, we are pleased to provide you with these comments to help improve your internal controls and the efficiency and profitability of Global Environmental Corp. and Subsidiary.

        We have divided our comments and suggestions into two categories:

                  III.      Reportable Conditions;
                  IV.       Other comments.

         Appendix I includes certain additional information regarding these comments related to the internal controls.

         We note that many of the comments represent reportable conditions which have previously been communicated to the Company. However, it is important that these matters be communicated so that they may be addressed completely and as soon as possible.

         We sincerely appreciate the courtesy and cooperation the Company's officers and employees extended to us during the audit. We will be pleased to discuss our recommendations at your convenience and assist in implementing them, as necessary.







October 1999

II.       REPORTABLE CONDITIONS

General Ledger and Account Reconciliation

         During our audit, we noted numerous general ledger accounts (for example, cash, fixed assets, accruals, intercompany accounts, etc.) had not been reviewed or analyzed during the year. This resulted in year-end adjustments and numerous delays in completing the annual audit. Many of these errors were not detected during the year because accounts were not reconciled and analyzed on a timely basis. The failure to analyze and reconcile accounts each month causes delay in closing the accounting records, inaccurate monthly financial statements and failure to make timely quarterly filings by the Company on Forms 10-Q and 10-K.
         We recommend that all significant general ledger accounts be reviewed monthly. Management should develop a priority list for each month's closing and assign responsibilities to the appropriate employees. This will strengthen the monthly financial reporting and provide timely and accurate financial results. In addition, the Company's CFO should review and approve all account reconciliations on a monthly basis.

Regulatory Filings

         The Company's failure to review, analyze and reconcile various general ledger accounts during the year as described above, resulted in a substantial delay in the Company's year-end closing and preparation of year-end financial statements. Consequently, the Company was unable to meet its deadline or extension for filing its financial statements with the Securities and Exchange Commission ("SEC"). In addition, the Company did not make filings of quarterly Form 10-Q throughout 1998 as required by the SEC.
         During 1998, the Company hired an additional person to assist in the accounting process.

Cash

         We noted during our cash procedures that bank reconciliations were not being prepared on a timely basis and were also being prepared incorrectly. This situation resulted in year-end adjustments and delays in closing.
         Accurate and timely preparation of bank reconciliations are essential so that bank errors and any potential misuse of funds is discovered and corrected expediently. Accurate cash balances also aid in cash flow management. We recommend that bank reconciliations for all bank accounts be prepared monthly, reconciled to the general ledger and reviewed by Management.
         In addition, we noted checks with only one signature whereas the Company policy required two signatures. We recommend the Company follow its policies and also inform its Bank as to its policy.
         We strongly recommend that the Company strengthen internal controls over the cash function through monthly preparation and review of bank reconciliations.

II.       REPORTABLE CONDITIONS


Segregation of Duties

         Effective internal controls should include segregation of duties among employees so that a system of checks and balances is established. We realize that it is difficult to segregate duties where there is a limited number of employees. However, Management should be aware that whenever a limited number of employees control the accounting function, the system is far more susceptible to errors, either intentional or unintentional, not being discovered, and creates a security risk for the system.
         We recommend the Company segregate duties to strengthen control over financial reporting. Specifically, the Company's CFO has check signing authority, is responsible for the general ledger, at times prepares the monthly bank reconciliations and prepares the monthly and quarterly financial statements for inclusion in the parent Company's consolidated Forms 10-K and 10-Q. At a minimum, someone independent of the CFO function should prepare the bank reconciliations. The CFO should be responsible for reviewing the bank reconciliations.

Payroll

         One individual is responsible for substantially all phases of the payroll process (accumulating and entering time cards, calling in information to Payfirst [including pay rate changes and adding new employees], entering information into the general ledger and distributing paychecks).
         We recommend that the Company consider segregating duties to the extent practical and/or providing the appropriate level of management oversight. At a minimum, the Company should consider:

               having a different employee distribute paychecks;
               having management directly receive from Payfirst, the payroll summary and paychecks and review such for appropriateness and reasonableness;
               obtaining a "report on review of policies and procedures placed in operations" from Payfirst describing their internal controls and any user considerations;
               having Management compare the payroll summary with the manual summary of hours prepared by the Payroll Department for selected individuals;
               having any changes in pay rates or adding of new employees be made (or approved) by Management.

I.        REPORTABLE CONDITIONS


Accounts Receivable

         One person is responsible for substantially all phases of the accounts receivable process (billings, cash receipts, collections, monthly statement rendering and mailing, write-offs, general ledger postings).
         We recommend that the Company consider segregating duties to the extent practical and/or providing the appropriate level of Management oversight. At a minimum, the Company should consider:

               having someone independent of the accounts receivable process generate and mail monthly statements;
               having Management review general ledger account activity (sales, bad debt expense, returns and allowances, accounts receivable, allowance for doubtful accounts) on a monthly basis for unusual journal entries and postings;
               the appropriate level of management approving all write-offs.


Computer System

         As a result of our review of the Company's computer system, we noted the following:

               There is no offsite storage of backup computer tape/disks. The Company stores backup tapes/disks in its fireproof vault. Offsite storage provides security and a means of recovering lost data should an unforeseen event occur;

               There is currently no formal, written "Disaster Recovery Plan". Institution of such a Plan would include access to replacement equipment to reconstruct lost records/data necessary to continue the operations of the business with minimal interruption and delay;

         It is important that the Company institute formal policies to safeguard the data currently on the computer system and to prepare a Disaster Recovery Plan should an unforeseen event occur.

Adjustments

         Monthly adjustments are generally filed together in a month-end closing binder. We noted adjustments recorded without the proper documentation or support or approval. We recommend all adjustments be properly documented and supported. In addition, all adjustments should be reviewed by management and any adjustments over a prescribed amount be reviewed and approved by management.

II.       REPORTABLE CONDITIONS


Intercompany Account Reconciliations

         We noted that reconciliations of intercompany account balances are not being prepared. We recommend that the intercompany accounts be reconciled timely on a periodic basis. Reconciliations need to be performed to ensure accurate recording of all intercompany transactions. In addition, timely reconciliations will ensure an accurate consolidation process.

Inventory Accounting

         Inventory is one of the Company's most significant assets and has a significant effect on gross profit margins as well as on quarterly and annual financial reporting. During our 1998 audit we noted the following:

      general ledger accounts did not agree with the inventory cost detail;
      raw materials used in production were not consistently requisitioned to jobs;
      materials taken from stock (raw materials and component parts) sometimes were not requisitioned to jobs until the job was closed;
      the Company's job cost system is inconsistent in compiling job costs due to variances in the "cost structure reports" and the job cost reports by work order;
      the current inventory cost system can not track multiple vendors used for purchases of the same inventory item.

         In order to ensure that inventory quantity levels in the perpetual detail are accurate for production, planning and valuation, controls must ensure that the activity is properly posted. In addition, to ensure cost and profit analysis are accurate, these same controls are essential to ensure that all costs are proper based on the actual activity in inventory and production. During 1998, the Company hired a cost accountant to improve the cost accounting process.

II.       Other Comments


Accounting Policies and Procedures Manual

         Currently, the Company does not maintain a written accounting policies and procedures manual.
         We recommend preparing a manual that defines accounting policies, procedures and internal controls. A comprehensive manual is a fundamental component of an effective control structure, accounting and financial reporting system. The lack of formal procedures results in increased risks of errors and loss or misuse of assets, inconsistent treatment of transactions and a lack of comparability of financial information. A comprehensive manual offers employees a clear picture of Company controls, accounting procedures and practices, provides the Company with a source of information that will not be lost if key personnel leave, and will be helpful in training new employees. This manual should include:

               An organization chart that specifies areas of responsibility and reporting lines;

               Job description;

               Levels of authority for approving transactions;

               Flowcharts and narratives of the accounting system and procedures, including the document flow from inception of a transaction to completion;

               Documents and records used in each segment of the accounting system;

               Accounting policies, especially for inventories, deferred revenues, accruals and other areas requiring judgement;

               Chart of accounts, including detailed explanations of accounts contents;

               Productive asset acquisition, retirement and depreciation guideline (including a dollar limit for capitalization);

               Accounts receivable credit and collection policies/procedures (setting up accounts, credit limits, etc.)

         We realize the preparation of a comprehensive manual is costly and time-consuming. Thus, we recommend developing crucial areas first, and as time permits, other areas should be developed.

III.      Other Comments


Computer - Y2K Issue

         On January 1, 2000, information technology experts believe that many application systems will fail as a result of erroneous calculations and data integrity problems. The situation, commonly known as the year 2000 issue, will occur because many computers cannot process date information beyond December 31, 1999. That is because many application software products (both commercial and in-house developed legacy systems) were originally designed to accommodate only a two digit date position to represent the year (for example, 95 for the year
1995).
         The Company must devote the necessary resources to evaluate its systems and make them year 2000 compliant. This will ensure that the systems will be able to process date information on and after January 1, 2000.
         We understand that Management has begun the process of reviewing its computer operations (hardware, software, applications) to determine the effect of this issue.
         We recommend that you modify all applications, particularly mission-critical applications, as soon as possible, to allow for complete testing before January 1, 2000. If the Company is not year 2000 compliant by January 1, 2000, it may experience costly and significant application program failures that could prevent it from performing its normal processing activities. Depending on the extent of system failures, noncompliance may also affect the audit of the October 31, 1999 financial statements and, in extreme situations, could have catastrophic financial consequences for the Company.
         Also, the Company should consider implementing additional verification procedures to test the accuracy of information received from its vendors, bankers, customers, and other third party organizations with whom it exchanges date-dependent information because these organizations also must become year 2000 compliant. The Company should satisfy itself that vendors, customers and other third party organizations will not experience problems relating to the Year 2000 Issue that could affect the Company's sales or purchases.

Joint Venture Activity

         We noted that a loan exists between Global and its joint venture partner Cadema Corporation; however, there is no formal signed note for this transaction. We suggest that a formal agreement and a signed note be prepared to document all terms and obligations applicable to Global with respect to this loan. Although activity related to the joint venture has not been significant, we recommend that any activity be recorded timely in order to ensure accurate financial reporting on an ongoing basis.

III.      Other Comments


Property and Equipment - Physical Inventory

         Currently, a physical inventory of property and equipment is not taken on a periodic basis to identify that items exist and agree with those reported in the accounting records.
         We recommend that a physical inventory be taken on an annual basis and compared to the detail recorded in the fixed asset records. This procedure will improve control over these items, identify obsolescence and help assure that adequate insurance is in place. In addition, tagging the assets with permanent metal identification plates or other similar means will increase the efficient of the inventory process as well as aid in recovery in the event of theft or loss.

Common Stock Transactions

         During our confirmation of the Company's stock transfer agent, we noted small differences between the stock transfer agent's records and the Company's historical records in the number of shares issued and outstanding and held in treasury. Although these differences were not material, we recommend the Company monitor stock transfer activity for reasonableness on a quarterly basis.

Accounts Payable

         During our accounts payable testing, we noted that the Company did not prepare vendor reconciliations during 1998. We recommend that management considered performing vendor reconciliations on a periodic basis for the Company's significant vendors; this will assist in strengthening the cut-off of accounts payable. During 1999, the Company started preparing vendor reconciliations.

Inventory

         The Company generally performs a physical count of its entire inventory once a year. We recommend the Company perform cycle counts throughout the year to strengthen its inventory controls and to ensure accurate perpetual inventory listings throughout the year.





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



What We Did

         In our audit of Global Environmental Corp. and Subsidiary's 1998 financial statements, we considered its internal controls. We did this to help us plan and perform our audit, not to provide assurance on the internal controls. Our consideration of the internal controls might not disclose all deficiencies in the internal controls. Accordingly, we do not express an opinion on the internal controls of Global Environmental Corp. and Subsidiary.

What We Report

         We report certain matters involving the internal controls and its operations that we consider to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Reportable conditions involve matters coming to our attention relating to significant deficiencies in the design or operation of the internal controls that, in our judgement, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements.

Inherent Limitations in Internal Controls

         The Management of Global Environment Corp. and Subsidiary is responsible for establishing and maintaining internal controls. In fulfilling this responsibility, estimates and judgement are required to assess the benefits and related costs of control procedures. The objective of internal controls are to provide reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition, and that transactions are executed in accordance with Management's authorization and recorded properly to permit preparation of financial statements in accordance with generally accepted accounting principles. Because of inherent limitations in internal controls, errors or irregularities might occur and not be detected. Also, projection of any evaluation of the internal controls to future periods is subject to the risk that procedures might become inadequate because of changes in conditions or that the degree of compliance with the procedures might deteriorate.

Distribution of This Report

         This report is intended solely for the Board of Directors and Management of Global Environmental Corp. and Subsidiary.

Foreign Corrupt Practices Act

         Our comments about the Company's internal controls are not an opinion about compliance with the Foreign Corrupt Practices Act (the "Act"). The Act does not contain specific compliance criteria. The legal standards for determining compliance might involve different criteria and considerations from those we applied in our audit.






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